The UBS Funds	Summary Prospectus Supplement

The UBS Funds
UBS Global Allocation Fund
Summary Prospectus Supplement

May 18, 2016

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Global Allocation Fund series (the “Fund”) of The UBS Funds, dated October 28, 2015, as supplemented, as follows:

The following sentence is added to the end of the third paragraph under “Principal strategies—Principal investments” of the Summary Prospectus:

The Fund may also take active positions on volatility to generate returns or to hedge the Fund’s portfolio.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-813